American Mutual Fund

Quarterly Report

for the nine months
ended July 31, 1995

[The American Funds Group(R)]


Fellow Shareholders:

We are pleased to report that the value of your investment in American Mutual Fund rose 7.1% for the three-month period ended July 31, if, like most shareholders, you reinvested the income dividend of 21 cents a share paid in July. By comparison, the unmanaged Standard & Poor's 500 Composite Index gained 9.9%.

The stock market's robust advance was supported by strong corporate earnings, a rally in the bond market and continued low inflation. The S&P 500's substantial appreciation was heavily influenced by gains in low-yielding technology stocks, which are well represented in the index. American Mutual Fund, with its emphasis on current income and conservation of principal as well as capital growth, has relatively few technology holdings. As many of you know, it has not been unusual for the fund to trail such strong markets or to outpace weak ones.

Bolstered by steady consumer spending, the economy appears to have strengthened recently after a weak second calendar quarter. While this may help corporate profits, a stronger economy could also put upward pressure on interest rates and downward pressure on stock and bond prices.

As you can see from the table to the right, as of July 31 70.3% of the fund's portfolio was invested in equity-type securities, with the remainder in money market instruments and in bonds that, for the most part, have relatively short maturities. Our investments in cash and bonds should help cushion any market decline and enable us to take advantage of attractive investment opportunities as they arise.

We look forward to reporting to you again in three months.

Cordially,

James K. Dunton
President

September 7, 1995

Portfolio Summary - July 31, 1995
PORTFOLIO COMPOSITION

                        Market Value    Percent of
                        (in millions)   Net Assets
Equity-Type Securities  $4,425.472      70.34%
Bonds & Notes           427.648         6.79
Cash Equivalents        1,438.290       22.87
Total                   $6,291.410      100.00%

 FIVE LARGEST INDUSTRY HOLDINGS

                           Market Value   Percent of
                           (in millions)  Net Assets
Banking                    $707.273       11.24%
Telecommunications         672.131        10.68
Energy Sources             405.777        6.45
Health & Personal Care     343.601        5.46
Utilities: Electric & Gas  250.969       3.99



 TEN LARGEST INDIVIDUAL HOLDINGS

                        Market Value    Percent of
                        (in millions)   Net Assets

AT&T                    $150.074        2.39%
Pacific Telesis         117.238         1.86
Amoco                   107.600         1.71
Ameritech               104.006         1.65
Royal Dutch Petroleum   95.250          1.51
Merck                   90.860          1.44
U S WEST                90.038          1.43
DuPont                  87.100          1.38
Monsanto                86.504          1.37
Sprint                  84.563          1.34

American Mutual Fund(R) strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND WERE COMPUTED WITHOUT A SALES CHARGE UNLESS OTHERWISE INDICATED. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

For information about your account or any of the fund's services, please contact your securities dealer or financial planner, or call the fund's transfer agent, toll-free, at 800/421-0180.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Litho in USA BDA/GAC/2712
(C)1995 American Funds Distributors, Inc.
Lit. No. AMF-012-0995